UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2026

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2026, Mr. Allan J. Camaisa, a member of the Board of Directors (the “Board”) of Calidi Biotherapeutics, Inc. (the “Company”), informed the Nominating and Corporate Governance Committee of the Board that, he intends to allow the term of his Director position on the Board to expire, which expiration date is scheduled to be the date of the Company’s 2026 annual stockholder meeting.

Mr. Camaisa’s decision to allow his Director term to expire did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Camaisa’s decision, effective on the date of the Company’s 2026 annual stockholder meeting, the Board reduced the size of the Board from six (6) to five (5) directors.

Appointment of Additional Member to the Audit Committee

On April 1, 2026, the Board on the recommendation of the Nominating and Corporate Governance Committee appointed Scott Leftwich, a Class III director, to the Audit Committee of the Board effective immediately.

Item 8.01 Other Events.

On April 1, 2026, following the receipt of notice from Mr. Camaisa, and as permitted by the Bylaws of the Company, the Board at the recommendation of the Nominating and Corporate Governance Committee, reduced the size of the Board from six (6) to five (5) members, by eliminating the Class III director vacancy on the Board that is expected to result from the expiration of Mr. Camaisa’s term at the 2026 annual stockholder meeting.

The information under Item 5.02 above is also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.

Dated: April 2, 2026
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer